LIBERTY ALL-STAR® GROWTH FUND

ASG

3RD QUARTER SEPTEMBER 30, 2013

ALL★STAR®
GROWTH FUND

LIBERTY ALL-STAR® GROWTH FUND, INC.
Period Ending September 30, 2013 (Unaudited)

Fund Statistics

Net Asset Value (NAV)		$5.55

Market Price		$4.92

Discount		11.4%
	Quarter		Year-to-Date

Distributions	$0.08		$0.22

Market Price Trading Range	$4.48 to $5.09		$4.11 to $5.09

Discount Range	9.2% to 11.8%		7.8% to 11.8%

Performance

Shares Valued at NAV with Dividends Reinvested	13.58%		28.32%

Shares Valued at Market Price with Dividends Reinvested	11.70%		27.21%

Dow Jones Industrial Average	2.12%		17.64%

Lipper Multi-Cap Growth Mutual Fund Average	10.00%		23.06%

NASDAQ Composite Index	11.19%		26.12%

Russell 3000® Growth Index	8.48%		21.75%

S&P 500® Index	5.24%		19.79%

Figures shown for the Fund and the Lipper Multi-Cap Growth Mutual Fund Average are total returns, which include dividends, after deducting fund expenses. Figures shown for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index, the Russell 3000® Growth Index and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 16.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

The Fund is a closed-end fund and does not continuously offer shares. The Fund trades in the secondary market, investors wishing to buy or sell shares need to place orders through an intermediary or broker by using the Fund’s ticker symbol: ASG. The share price of a closed-end fund is based on the market’s value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Growth Fund	President’s Letter

Fellow Shareholders:	October 2013

The third quarter saw equity markets build on the momentum of the first two quarters of the year, as the S&P 500® Index closed at a record high of 1725.52 on September 18. The widely followed Dow Jones Industrial Average also closed at a fresh all-time high of 15676.94 on the same date. Both averages responded positively to news that the Federal Reserve currently has no plan to “taper,” but, instead, would continue its current aggressive bond buying program.

Just eight trading days later, at quarter’s end on September 30, the mood was not nearly so ebullient as investors began to focus on prospects for a shutdown of the federal government—the first in 17 years—and, of even greater concern, an impasse over raising the debt ceiling that could potentially lead to a technical default. These worries caused the S&P 500 to close the quarter at 1681.55—2.5 percent below its high—while the Dow Jones Industrials also eased, ending the period at 15129.67.

Equity markets were choppy throughout the period—rising in July, retrenching in August and rebounding in September before slipping at quarter’s end. The net result was a quarterly return of 5.24 percent for the S&P 500 and 2.12 percent for the Dow Jones Industrials. The technology-oriented NASDAQ Composite Index turned in the best performance of the three, gaining 11.19 percent for the period.

Liberty All-Star® Growth Fund experienced a strong quarter. The Fund returned 13.58 percent with shares valued at net asset value (NAV) with dividends reinvested and 11.70 percent with shares valued at market price with dividends reinvested. As noted, the NASDAQ Composite returned 11.19 percent and the S&P 500 returned 5.24 percent. The Russell 3000® Growth Index returned 8.48 percent, while the Lipper Multi-Cap Growth Mutual Fund Average advanced 10.00 percent. Year to date through September, the Fund has returned 28.32 percent with shares valued at NAV with dividends reinvested and 27.21 percent with shares valued at market price with dividends reinvested. Comparable nine-month returns were: for the NASDAQ Composite Index, 26.12 percent; for the S&P 500® Index, 19.79 percent; for the Russell 3000® Growth Index, 21.75 percent; and for the Lipper Multi-Cap Growth Mutual Fund Average, 23.06 percent.

The discount at which Fund shares trade relative to their NAV was largely unchanged from the previous quarter, ranging from a low of 9.2 percent to a high of 11.8 percent.

In keeping with policy, the Fund’s distribution for the third quarter was $0.08 per share. The Fund’s distribution policy has been in place since 1997 and is a major component of the Fund’s total return. Since 1997, the Fund has paid distributions totaling $11.46 per share and we would emphasize that shareholders must include these distributions when determining the return on their investment in the Fund.

Third Quarter Report (Unaudited) | September 30, 2013	1

President’s Letter	Liberty All-Star® Growth Fund

We are pleased that the Fund has delivered solid absolute and relative performance for the third quarter and year to date through September. Although the fourth quarter began with the shadow of a government shutdown and potential default hanging over it, the negotiated agreement in Washington averted a deeper crisis—at least until the winter. We are hopeful that, going forward, decisions will be made in Washington with the country’s best long-term interests first and foremost. Such a conclusion will enable investors to focus once again on business and economic fundamentals and companies with attractive long-term prospects.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star® Growth Fund, Inc.

The views expressed in the President’s letter reflect the views of the President as of October 2013 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Liberty All-Star® Growth Fund	Table of Distributions & Rights Offerings
September 30, 2013 (Unaudited)

			Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price
1997	$1.24
1998	1.35	July	10	$12.41
1999	1.23
2000	1.34
2001	0.92	September	8	6.64
2002	0.67
2003	0.58	September	8*	5.72
2004	0.63
2005	0.58
2006	0.59
2007	0.61
2008	0.47
2009**	0.24
2010	0.25
2011	0.27
2012	0.27
2013
1st Quarter	0.07
2nd Quarter	0.07
3rd Quarter	0.08
Total	$11.46

*	The number of shares offered was increased by an additional 25% to cover a portion of the over-subscription requests.
**	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.

DISTRIBUTION POLICY

Liberty All-Star® Growth Fund, Inc.’s current policy is to pay distributions on its shares totaling approximately 6 percent of its net asset value per year, payable in four quarterly installments of 1.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and may be taxed as ordinary income up to the amount of the Fund’s current and accumulated earnings and profits. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

Third Quarter Report (Unaudited) | September 30, 2013	3

Top 20 Holdings & Economic Sectors	Liberty All-Star® Growth Fund
September 30, 2013 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
Cerner Corp.	2.00%
ACE Ltd.	1.89
LinkedIn Corp., Class A	1.71
Splunk, Inc.	1.64
ARM Holdings PLC	1.61
QUALCOMM, Inc.	1.60
Under Armour, Inc., Class A	1.59
Starbucks Corp.	1.57
Salesforce.com, Inc.	1.56
Dril-Quip, Inc.	1.54
Amazon.com, Inc.	1.50
Google, Inc., Class A	1.43
Signature Bank	1.43
athenahealth, Inc.	1.42
Fastenal Co.	1.40
BioMarin Pharmaceutical, Inc.	1.34
American Tower Corp.	1.31
Visa, Inc., Class A	1.28
Oceaneering International, Inc.	1.27
The Ultimate Software Group, Inc.	1.24
30.33%

Economic Sectors*	Percent of Net Assets
Information Technology	28.71%
Consumer Discretionary	16.69
Industrials	16.34
Health Care	11.73
Financials	11.62
Energy	6.66
Consumer Staples	4.00
Materials	2.10
Other Net Assets	2.15
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

4	www.all-starfunds.com

Liberty All-Star® Growth Fund	Major Stock Changes in the Quarter
September 30, 2013 (Unaudited)

The following are the major ($500,000) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the third quarter of 2013.

	Shares
Security Name	Purchases (Sales)	Held as of 9/30/13

Purchases

AGCO Corp.	10,550	10,550

athenahealth, Inc.	8,050	17,083

Fifth & Pacific Cos., Inc.	25,050	42,250

MarketAxess Holdings, Inc.	11,500	11,500

Nordson Corp.	8,300	8,300

Polaris Industries, Inc.	6,900	6,900

ViaSat, Inc.	12,700	12,700

WABCO Holdings, Inc.	10,050	10,050

Sales

Aruba Networks, Inc.	(43,150)	0

BJ’s Restaurants, Inc.	(16,655)	15,057

Gildan Activewear, Inc.	(14,400)	0

National Instruments Corp.	(19,845)	0

Roper Industries, Inc.	(4,600)	0

Tesla Motors, Inc.	(4,950)	1,300

Ulta Salon, Cosmetics & Fragrance, Inc.	(5,100)	3,900

VistaPrint Ltd.	(11,342)	0

Third Quarter Report (Unaudited) | September 30, 2013	5

Investment Managers/ Portfolio Characteristics	Liberty All-Star® Growth Fund
September 30, 2013 (Unaudited)

THE FUND’S THREE GROWTH INVESTMENT MANAGERS AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 16 for a description of these indices.

PORTFOLIO CHARACTERISTICS As of September 30, 2013 (Unaudited)

	RUSSELL GROWTH

	SMALLCAP INDEX	MIDCAP INDEX	LARGECAP INDEX	M.A. WEATHERBIE	TCW (MID-CAP)	TCW (LARGE-CAP)	TOTAL FUND
Number of Holdings	1,117	488	610	60	55	32	131*
Weighted Average Market Capitalization (billions)	$1.8	$11.3	$87.1	$2.9	$9.5	$57.5	$22.4
Average Five-Year Sales Per Share Growth	8%	9%	11%	14%	10%	15%	13%
Average Five-Year Earnings Per Share Growth	16%	19%	18%	23%	22%	19%	22%
Price/Earnings Ratio**	26x	24x	21x	31x	28x	28x	29x
Price/Book Value Ratio	6.1x	6.0x	6.1x	6.1x	7.3x	8.5x	7.3x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

6	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments
As of September 30, 2013 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (97.85%)
CONSUMER DISCRETIONARY (16.69%)
Auto Components (0.54%)
BorgWarner, Inc.	6,900	$699,591

Automobiles (0.61%)
Tesla Motors, Inc.(a)	1,300	251,446
Thor Industries, Inc.	9,413	546,331

		797,777

Distributors (1.04%)
LKQ Corp.(a)	42,504	1,354,177

Hotels, Restaurants & Leisure (3.29%)
Arcos Dorados Holdings, Inc., Class A	66,500	788,025
BJ’s Restaurants, Inc.(a)	15,057	432,437
Chuy’s Holdings, Inc.(a)	9,018	323,656
Starbucks Corp.	26,600	2,047,402
Wynn Resorts Ltd.	4,500	711,045

		4,302,565

Internet & Catalog Retail (3.22%)
Amazon.com, Inc.(a)	6,270	1,960,253
priceline.com, Inc.(a)	1,275	1,288,961
RetailMeNot, Inc.(a)	10,395	369,750
Shutterfly, Inc.(a)	10,488	586,070

		4,205,034

Leisure Equipment & Products (0.68%)
Polaris Industries, Inc.	6,900	891,342

Media (0.59%)
Discovery Communications, Inc., Class A(a)	9,200	776,664

Specialty Retail (3.50%)
CarMax, Inc.(a)	8,150	395,031
Dick’s Sporting Goods, Inc.	18,700	998,206
DSW, Inc., Class A	10,350	883,062
Francesca’s Holdings Corp.(a)	43,099	803,365
Tiffany & Co.	13,345	1,022,494
Ulta Salon, Cosmetics & Fragrance, Inc.(a)	3,900	465,894

		4,568,052

Textiles, Apparel & Luxury Goods (3.22%)
Deckers Outdoor Corp.(a)	16,143	1,064,147
Fifth & Pacific Cos., Inc.(a)	42,250	1,061,742
Under Armour, Inc., Class A(a)	26,165	2,078,809

		4,204,698

See Notes to Schedule of Investments.
Third Quarter Report (Unaudited) | September 30, 2013	7

Schedule of Investments	Liberty All-Star® Growth Fund
As of September 30, 2013 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
CONSUMER STAPLES (4.00%)
Beverages (0.61%)
Monster Beverage Corp.(a)	15,200	$794,200

Food & Staples Retailing (2.13%)
Costco Wholesale Corp.	8,450	972,764
The Fresh Market, Inc.(a)	21,014	994,172
PriceSmart, Inc.	8,604	819,445

		2,786,381

Food Products (1.26%)
The Hain Celestial Group, Inc.(a)	13,450	1,037,264
Mead Johnson Nutrition Co.	8,250	612,645

		1,649,909

ENERGY (6.66%)
Energy Equipment & Services (6.66%)
Core Laboratories N.V.	9,131	1,545,056
Dril-Quip, Inc.(a)	17,540	2,012,715
Forum Energy Technologies, Inc.(a)	16,886	456,091
Frank’s International N.V.(a)	15,530	464,813
Geospace Technologies Corp.(a)	5,400	455,220
National-Oilwell Varco, Inc.	9,000	702,990
Oceaneering International, Inc.	20,400	1,657,296
Schlumberger Ltd.	15,845	1,400,064

		8,694,245

FINANCIALS (11.62%)
Capital Markets (3.33%)
The Charles Schwab Corp.	34,250	724,045
Financial Engines, Inc.	17,952	1,067,067
FXCM, Inc., Class A	41,168	813,068
T. Rowe Price Group, Inc.	12,400	891,932
Virtus Investment Partners, Inc.(a)	5,285	859,552

		4,355,664

Commercial Banks (1.42%)
Signature Bank(a)	20,334	1,860,968

Diversified Financial Services (1.16%)
MarketAxess Holdings, Inc.	11,500	690,460
Portfolio Recovery Associates, Inc.(a)	13,656	818,540

		1,509,000

Insurance (2.51%)
ACE Ltd.	26,400	2,469,984
Greenlight Capital Re Ltd., Class A(a)	28,614	813,782

		3,283,766

See Notes to Schedule of Investments.
8	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments
As of September 30, 2013 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Real Estate Investment Trusts (1.31%)
American Tower Corp.	23,000	$1,704,990

Real Estate Management & Development (1.24%)
FirstService Corp.	27,895	1,083,442
Zillow, Inc., Class A(a)	6,349	535,665

		1,619,107

Thrifts & Mortgage Finance (0.65%)
BofI Holding, Inc.(a)	13,130	851,612

HEALTH CARE (11.73%)
Biotechnology (3.70%)
Ariad Pharmaceuticals, Inc.(a)	20,650	379,960
BioMarin Pharmaceutical, Inc.(a)	24,205	1,748,085
Celgene Corp.(a)	7,400	1,139,082
Ironwood Pharmaceuticals, Inc.(a)	36,650	434,302
Onconova Therapeutics, Inc.(a)	18,417	487,498
Puma Biotechnology, Inc.(a)	12,095	649,018

		4,837,945

Health Care Equipment & Supplies (1.76%)
Intuitive Surgical, Inc.(a)	3,200	1,204,064
Masimo Corp.	21,345	568,631
Neogen Corp.(a)	8,683	527,232

		2,299,927

Health Care Providers & Services (1.19%)
ExamWorks Group, Inc.(a)	44,047	1,144,782
Premier, Inc.(a)	12,710	402,907

		1,547,689

Health Care Technology (3.42%)
athenahealth, Inc.(a)	17,083	1,854,530
Cerner Corp.(a)	49,630	2,608,057

		4,462,587

Life Sciences Tools & Services (0.34%)
Illumina, Inc.(a)	5,450	440,523

Pharmaceuticals (1.32%)
Allergan, Inc.	11,450	1,035,652
Zoetis, Inc.	22,265	692,887

		1,728,539

INDUSTRIALS (16.34%)
Aerospace & Defense (2.96%)
B/E Aerospace, Inc.(a)	14,300	1,055,626
HEICO Corp.	10,442	707,341
Precision Castparts Corp.	6,600	1,499,784

See Notes to Schedule of Investments.
Third Quarter Report (Unaudited) | September 30, 2013	9

Schedule of Investments	Liberty All-Star® Growth Fund
As of September 30, 2013 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Aerospace & Defense (continued)
TransDigm Group, Inc.	4,326	$600,016

		3,862,767

Air Freight & Logistics (0.56%)
Echo Global Logistics, Inc.(a)	35,249	738,114

Commercial Services & Supplies (1.94%)
The Advisory Board Co.(a)	17,030	1,012,944
Waste Connections, Inc.	33,392	1,516,331

		2,529,275

Electrical Equipment (0.80%)
AMETEK, Inc.	9,500	437,190
Rockwell Automation, Inc.	5,700	609,558

		1,046,748

Machinery (4.28%)
AGCO Corp.	10,550	637,431
Cummins, Inc.	6,350	843,724
Graco, Inc.	10,938	810,068
Middleby Corp.(a)	3,964	828,119
Nordson Corp.	8,300	611,129
Rexnord Corp.(a)	17,322	360,298
WABCO Holdings, Inc.(a)	10,050	846,813
Wabtec Corp.	10,450	656,992

		5,594,574

Professional Services (3.43%)
Huron Consulting Group, Inc.(a)	13,068	687,508
IHS, Inc., Class A(a)	9,335	1,065,870
Stantec, Inc.	13,118	671,773
Verisk Analytics, Inc., Class A(a)	18,800	1,221,248
WageWorks, Inc.(a)	16,495	832,173

		4,478,572

Road & Rail (0.40%)
Landstar System, Inc.	9,318	521,622

Trading Companies & Distributors (1.97%)
Fastenal Co.	36,420	1,830,105
MSC Industrial Direct Co., Inc., Class A	9,100	740,285

		2,570,390

INFORMATION TECHNOLOGY (28.71%)
Communications Equipment (3.37%)
InterDigital, Inc.	6,879	256,793
Palo Alto Networks, Inc.(a)	16,798	769,684
Polycom, Inc.(a)	44,001	480,491
QUALCOMM, Inc.	30,965	2,085,803

See Notes to Schedule of Investments.
10	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments
As of September 30, 2013 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Communications Equipment (continued)
ViaSat, Inc.(a)	12,700	$809,625

		4,402,396

Electronic Equipment & Instruments (1.58%)
FARO Technologies, Inc.(a)	15,546	655,575
FEI Co.	7,800	684,840
IPG Photonics Corp.	12,780	719,642

		2,060,057

Internet Software & Services (7.62%)
Envestnet, Inc.(a)	30,499	945,469
Equinix, Inc.(a)	6,885	1,264,430
Google, Inc., Class A(a)	2,125	1,861,309
LinkedIn Corp., Class A(a)	9,100	2,239,146
Liquidity Services, Inc.(a)	39,511	1,325,989
NIC, Inc.	20,082	464,095
SPS Commerce, Inc.(a)	10,765	720,394
Stamps.com, Inc.(a)	24,762	1,137,319

		9,958,151

IT Services (2.55%)
ServiceSource International, Inc.(a)	58,790	710,183
VeriFone Systems, Inc.(a)	41,587	950,679
Visa, Inc., Class A	8,715	1,665,436

		3,326,298

Semiconductors & Semiconductor Equipment (2.61%)
ARM Holdings PLC(b)	43,717	2,103,662
Hittite Microwave Corp.(a)	7,336	479,408
NVIDIA Corp.	52,750	820,790

		3,403,860

Software (10.98%)
ANSYS, Inc.(a)	14,627	1,265,528
Concur Technologies, Inc.(a)	6,496	717,808
FleetMatics Group PLC(a)	25,046	940,477
NetSuite, Inc.(a)	6,200	669,228
RealPage, Inc.(a)	43,603	1,009,845
Salesforce.com, Inc.(a)	39,270	2,038,506
ServiceNow, Inc.(a)	13,700	711,715
Solera Holdings, Inc.	17,903	946,532
Splunk, Inc.(a)	35,717	2,144,449
Tableau Software, Inc., Class A(a)	3,752	267,292
The Ultimate Software Group, Inc.(a)	10,979	1,618,305
VMware, Inc., Class A(a)	11,350	918,215
Workday, Inc., Class A(a)	13,550	1,096,601

		14,344,501

See Notes to Schedule of Investments.
Third Quarter Report (Unaudited) | September 30, 2013	11

Schedule of Investments	Liberty All-Star® Growth Fund
As of September 30, 2013 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
MATERIALS (2.10%)
Chemicals (0.88%)
Praxair, Inc.	9,625	$1,157,021

Metals & Mining (1.22%)
Allegheny Technologies, Inc.	28,750	877,450
Silver Wheaton Corp.	28,705	711,023

		1,588,473

TOTAL COMMON STOCKS (COST OF $87,096,123)		127,809,771

	PAR VALUE
SHORT TERM INVESTMENT (2.63%)
REPURCHASE AGREEMENT (2.63%)
Repurchase agreement with State Street Bank & Trust Co., dated 09/30/13, due 10/01/13 at 0.01%, collateralized by Federal National Mortgage Association 3.00%, 03/15/43, market value of $3,506,914 (Repurchase proceeds of $3,431,001) (COST OF $3,431,000)	$3,431,000	$3,431,000

TOTAL INVESTMENTS (100.48%) (COST OF $90,527,123)(c)		131,240,771
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.48%)		(625,205)

NET ASSETS (100.00%)		$130,615,566

NET ASSET VALUE PER SHARE (23,527,776 SHARES OUTSTANDING)		$5.55

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	Cost of investments for federal income tax purposes is $90,925,579.

Gross unrealized appreciation and depreciation at September 30, 2013 based on cost of investments for federal income tax purposes is as follows:

Gross unrealized appreciation	$42,044,602
Gross unrealized depreciation	(1,729,410)

Net unrealized appreciation	$40,315,192

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Schedule of Investments.
12	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Schedule of Investments
September 30, 2013 (Unaudited)

Security Valuation

Equity securities including common stocks are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) exchange, which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Fund’s Board of Trustees.

Foreign Securities

The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers. For the period ended September 30, 2013, the Fund only held American Depositary Receipts and did not hold any securities denominated in foreign currencies.

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/ (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund engages in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that

Third Quarter Report (Unaudited) | September 30, 2013	13

Notes to Schedule of Investments	Liberty All-Star® Growth Fund
September 30, 2013 (Unaudited)

market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2	–

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2013. The Fund recognizes transfers between the levels as of the beginning of the annual period in which the transfer occurred.

Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$ 127,809,771	$ –	$ –	$ 127,809,771
Short Term Investment	–	3,431,000	–	3,431,000

Total	$ 127,809,771	$ 3,431,000	$ –	$ 131,240,771

*	See Schedule of Investments for industry classifications.

For the period ended September 30, 2013, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value during the period.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the

14	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Schedule of Investments
September 30, 2013 (Unaudited)

Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Maryland Statutes

By resolution of the Board of Directors, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by shareholders at a meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquiror and by officers or directors who are employees of the corporation). “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within certain statutorily defined ranges (one-tenth but less than one-third, one-third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested shareholder (a shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested shareholder or an entity affiliated with the interested shareholder) with the corporation for a period of five years after the most recent date on which the interested shareholder became an interested shareholder. At the time of adoption, March 19, 2009, the Board and the Fund were not aware of any shareholder that held control shares or that was an interested shareholder under the statutes.

Third Quarter Report (Unaudited) | September 30, 2013	15

Description of Lipper Benchmark And Market Indices	Liberty All-Star® Growth Fund
September 30, 2013 (Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Multi-Cap Growth Mutual Fund Average

The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000® Growth Index

Measures the performance of those Russell 3000® companies with higher price-to-book-ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 1000® Growth Index (Largecap)

Measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell Midcap® Growth Index

Measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell 2000® Growth Index (Smallcap)

Measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

S&P 500® Index

A large cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

You cannot invest directly in an index.

16	www.all-starfunds.com

INVESTMENT ADVISOR	LEGAL COUNSEL
ALPS Advisors, Inc.	K&L Gates LLP
1290 Broadway, Suite 1100	1601 K Street, NW
Denver, Colorado 80203	Washington, DC 20006
303-623-2577 www.all-starfunds.com
DIRECTORS
John A. Benning*
INDEPENDENT REGISTERED	Thomas W. Brock*
PUBLIC ACCOUNTING FIRM	Edmund J. Burke
Deloitte & Touche LLP	George R. Gaspari*
555 Seventeenth Street, Suite 3600	Richard W. Lowry*, Chairman
Denver, Colorado 80202	Dr. John J. Neuhauser*
Richard C. Rantzow*
CUSTODIAN
State Street Bank & Trust Company	OFFICERS
One Lincoln Street	William R. Parmentier, Jr., President
Boston, Massachusetts 02111	Mark T. Haley, CFA, Senior Vice President
Edmund J. Burke, Vice President
Kimberly R. Storms, Treasurer
INVESTOR ASSISTANCE,	Alex J. Marks, Assistant Secretary
TRANSFER & DIVIDEND	Melanie H. Zimdars, Chief Compliance Officer
DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.	* Member of the Audit Committee
P.O. Box 43078
Providence, Rhode Island 02940-3078
1-800-LIB-FUND (1-800-542-3863) www.computershare.com

A description of the Fund’s proxy voting policies and procedures is available (i) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is also available at www.all-starfunds.com.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000557 05/31/14